UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22913

COHEN & STEERS ETF TRUST

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Real Estate Active ETF annual shareholder report as of March 31, 2025 NYSE Arca | CSRE

This annual shareholder report contains important information about Cohen & Steers Real Estate Active ETF (Fund) for the period February 4, 2025 (commencement of investment operations) to March 31, 2025. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$11†	0.70%
†	Costs for the period ended March 31, 2025. If the Fund had been in existence for the full fiscal year, the fees would have been higher.
How did the Fund perform during the period and what affected its performance?

The Fund had a 2.51% total return based on net asset value (NAV) for the period ended March 31, 2025, compared with the FTSE Nareit All Equity REITs Index, which returned 2.01%, and the S&P 500 Index, which returned -6.83%.

Contributors to relative performance for the period ended March 31, 2025 included an overweight in tower REITs, which had a sizable gain after struggling in 2024. Tower stocks are typically sensitive to moves in interest rates and benefited from a decline in bond yields in the period. Their outperformance likely also reflected investor optimism about the outlook for leasing activity, with wireless carriers indicating plans to increase capital spending. Most notably, the Fund maintained an overweight position in Crown Castle, whose announcement of the sale of its fiber and small cell business to a consortium of companies was well received by investors.

An underweight and stock selection in offices also aided performance. Offices sharply trailed on concerns around reduced economic growth prospects. While earnings results from office REITs were somewhat better than expected, reported outlooks were mixed. Stock selection in the retail sector further helped performance, due in part to an out-of-index investment in Klépierre, a France-based mall owner that rallied on a favorable earnings report.

Detractors from relative performance in the period included an underweight and stock selection among net lease REITs, which typically have long-lease tenants. As such, the sector benefited from the decline in interest rates in the period.

An out-of-index allocation to the gaming sector also hindered performance; a position in Caesars Entertainment declined after the company reported disappointing earnings results stemming from its digital gaming business. An overweight and stock selection in billboard companies detracted from performance as well, with the economically sensitive sector underperforming amid concerns about slower growth.

Top contributors	Top detractors
Tower	Net Lease
Office	Gaming
Retail	Billboard

Average annual total returns (%)*
(as of March 31, 2025)
Since inception[1] (2/4/25)
Fund NAV	2.51%
FTSE Nareit All Equity REITs Index	2.01%
S&P 500 Index	-6.83%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2025)
Net assets	$24,189,524
Number of portfolio holdings (excluding derivatives)	38
Portfolio turnover rate[1]	11%
Net advisory fees paid	$20,402
Portfolio holdings (as of March 31, 2025)

Top ten holdings[2,3]	(%)
Welltower, Inc.	12.1%
American Tower Corp.	9.8%
Extra Space Storage, Inc.	6.2%
Digital Realty Trust, Inc.	5.2%
Crown Castle, Inc.	4.6%
Equinix, Inc.	4.5%
Invitation Homes, Inc.	4.1%
Essex Property Trust, Inc.	3.9%
Prologis, Inc.	3.8%
UDR, Inc.	3.7%

Sector diversification[2,4]	(%)
Residential	17.6%
Infrastructure	16.9%
Health Care	14.8%
Retail	10.9%
Data Centers	9.7%
Self Storage	8.0%
Industrials	7.6%
Specialty	5.5%
Diversified	3.5%
Other (includes short-term investments)	5.5%

Country diversification[2,4]	(%)
United States	93.5%
France	1.4%
Japan	1.2%
Hong Kong	1.1%
United Kingdom	0.8%
Australia	0.7%
Spain	0.3%
Belgium	0.2%
Other (includes short-term investments)	0.8%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Not annualized.
[2]	Based on net assets.
[3]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[4]	Excludes derivative instruments, if any.

Cohen & Steers Preferred and Income Opportunities Active ETF annual shareholder report as of March 31, 2025 NYSE Arca | CSPF

This annual shareholder report contains important information about Cohen & Steers Preferred and Income Opportunities Active ETF (Fund) for the period February 4, 2025 (commencement of investment operations) to March 31, 2025. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$9†	0.59%
†	Costs for the period ended March 31, 2025. If the Fund had been in existence for the full fiscal year, the fees would have been higher.
How did the Fund perform during the period and what affected its performance?

The Fund had a 0.20% total return based on net asset value (NAV) for the period ended March 31, 2025, compared with the ICE Large Cap Capital Securities Index USD Hedged, which returned 0.17%, and the ICE BofA U.S. All Capital Securities Index, which returned -0.07%.

Contributors to relative performance for the period ended March 31, 2025 included security selection in the U.S. banking sector. The Fund benefited from both the favorable timing of our investments in a Citigroup fixed-to-reset security and our strategic avoidance of another index constituent from the same company that declined.

Security selection in the insurance sector also aided relative performance. The Fund held out-of-benchmark positions in several longer-duration U.S. dollar-denominated securities that benefited from the decline in U.S. interest rates in the period.

Security selection in the utility sector further modestly contributed to relative returns. This included an overweight investment in a new fixed-to-reset issue from NextEra Energy. The security, which the issuer has an incentive to call when the coupon resets in 10 years, outperformed given its attractive structure and the decline in interest rates.

Security selection in the pipeline sector detracted from relative performance. This was partly due to an out-of-index position in a security from Venture Global, a midstream energy company that had a disappointing initial public stock offering, which weighed on the high-coupon preferred. The increased likelihood of a ceasefire between Ukraine and Russia also weighed on the issue, as the company could face a decrease in future European demand for its liquefied natural gas exports should trade with Russia resume.

Security selection in non-U.S. banks also detracted from relative returns. This was due to our positioning in certain European bank contingent capital securities. In contrast to the U.S., euro-denominated yields rose in the period.

There were no other detractors from relative performance at the sector level.

Top contributors	Top detractors
U.S. Banks	Energy
Insurance	Non-U.S. Banks
Utilities

Average annual total returns (%)*
(as of March 31, 2025)
Since inception[1] (2/4/25)
Fund NAV	0.20%
ICE Large Cap Capital Securities Index USD Hedged	0.17%
ICE BofA U.S. All Capital Securities Index	-0.07%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2025)
Net assets	$26,090,830
Number of portfolio holdings (excluding derivatives)	168
Portfolio turnover rate[1]	7%
Net advisory fees paid	$16,506
Portfolio holdings (as of March 31, 2025)

Top ten holdings[2,3]	(%)
Truist Financial Corp., 6.669%, Series N	1.7%
Citigroup, Inc., 6.95%, Series FF	1.7%
Unibail-Rodamco-Westfield SE, 7.25% (France)	1.4%
MetLife Capital Trust IV, 7.875%, due 12/15/37	1.3%
BP Capital Markets PLC, 3.25%	1.2%
NextEra Energy Capital Holdings, Inc., 6.50%, due 8/15/55	1.2%
BNP Paribas SA, 4.625% (France)	1.1%
Toronto-Dominion Bank, 8.125%, due 10/31/82 (Canada)	1.1%
Barclays PLC, 9.25% (United Kingdom)	1.0%
Societe Generale SA, 6.75% (France)	1.0%

Sector diversification[2,4]	(%)
Banking	52.4%
Utilities	11.4%
Insurance	10.4%
Pipelines	5.7%
Telecommunications	4.4%
Energy	3.1%
Real Estate	2.5%
Financial Services	1.9%
Consumer Discretionary Products	1.3%
Other (includes short-term investments)	6.9%

Country diversification[2,4]	(%)
United States	37.4%
France	11.8%
United Kingdom	10.4%
Canada	8.0%
Spain	5.4%
Netherlands	4.5%
Switzerland	3.8%
Germany	3.8%
Italy	2.9%
Other (includes short-term investments)	12.0%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Not annualized.
[2]	Based on net assets.
[3]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[4]	Excludes derivative instruments, if any.

Cohen & Steers Natural Resources Active ETF annual shareholder report as of March 31, 2025 NYSE Arca | CSNR

This annual shareholder report contains important information about Cohen & Steers Natural Resources Active ETF (Fund) for the period February 4, 2025 (commencement of investment operations) to March 31, 2025. You can find additional information about the Fund by scanning the QR code or visiting www.cohenandsteers.com/fund-literature. You can also request this information by contacting us at 1-866-737-6370.

What were the Fund costs for the period?
(based on a hypothetical $10,000 investment)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment (annualized)
Fund	$8†	0.50%
†	Costs for the period ended March 31, 2025. If the Fund had been in existence for the full fiscal year, the fees would have been higher.
How did the Fund perform during the period and what affected its performance?

The Fund had a -0.52% total return based on net asset value (NAV) for the period ended March 31, 2025, compared with the S&P Global Natural Resources Index - net, which returned 0.94%, and the MSCI World Index - net, which returned -4.89%.

Contributors to relative performance for the period ended March 31, 2025 included having no investment in the paper packaging and paper products sectors, both of which declined materially as consumer sentiment fell to a 12-year low. Historically, these sectors have been less sensitive to the macroeconomic factors that drive most natural resource companies. We, therefore, typically do not invest in them.

A lack of exposure to the forest products sector also contributed to relative performance. The sector includes several international timber stocks that came under pressure amid concerns about import tariffs proposed by the Trump administration and the potential economic fallout resulting from those tariffs.

Detractors from relative performance in the period included security selection in the diversified metals & mining sector. The Fund held overweight or out-of-benchmark positions in several international diversified mining companies, including Glencore International and Teck Resources, that declined due to the uncertain economic outlook resulting from the budding global trade war.

Security selection in the oil & gas exploration & production sector also detracted from relative performance. An out-of-index position in Venture Global, a U.S.-based exporter of liquefied natural gas (LNG), declined on the increased likelihood of a ceasefire between Ukraine and Russia, as the company could face a decrease in future European demand for its LNG exports should trade with Russia resume. Increased competition could also result in lower natural gas prices.

An out-of-benchmark allocation to the construction machinery & heavy trucks sector further hindered relative performance. This was largely due to an investment in Agco, a U.S.-based global manufacturer and distributor of agricultural equipment and related technology. Although the company reported healthy quarterly results, investors grew concerned that U.S. tariffs (and expected reciprocal tariffs abroad) would make selling its products more difficult.

Top contributors	Top detractors
Paper Packaging	Diversified Metals & Mining
Paper Products	Oil & Gas Exploration & Production
Forest Products	Construction Machinery & Heavy Trucks

Average annual total returns (%)*
(as of March 31, 2025)
Since inception[1] (2/4/25)
Fund NAV	-0.52%
S&P Global Natural Resources Index - net	0.94%
MSCI World Index - net	-4.89%

* Data quoted represents past performance, which is no guarantee of future results. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Unless otherwise noted, index performance does not reflect the deductions of any fees, taxes or expenses.

Key fund statistics (as of March 31, 2025)
Net assets	$16,080,105
Number of portfolio holdings (excluding derivatives)	57
Portfolio turnover rate[1]	15%
Net advisory fees paid	$10,995
Portfolio holdings (as of March 31, 2025)

Top ten holdings[2,3]	(%)
Exxon Mobil Corp.	6.5%
Shell PLC	6.4%
TotalEnergies SE	5.0%
Bunge Global SA	4.5%
Nutrien Ltd.	3.7%
Corteva, Inc.	3.6%
Reliance Industries Ltd., GDR	3.5%
Canadian Natural Resources Ltd.	3.1%
Anglo American PLC	3.0%
Glencore PLC	3.0%

Sector diversification[2,4]	(%)
Energy	36.5%
Agribusiness	33.3%
Metals & Mining	29.0%
Industrials	0.9%
Other (includes short-term investments)	0.3%

Country diversification[2,4]	(%)
United States	50.2%
Canada	15.2%
Australia	6.6%
France	5.0%
Brazil	4.6%
India	3.5%
South Africa	3.0%
Denmark	2.1%
Hong Kong	2.1%
Other (includes short-term investments)	7.7%

Additional information is available on the Fund's website address included at the beginning of this report, including the Fund's prospectus, financial information, holdings and proxy voting information.

[1]	Not annualized.
[2]	Based on net assets.
[3]	Determined on the basis of the value of individual securities held, excluding short-term investments and derivative instruments, if any.
[4]	Excludes derivative instruments, if any.

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (“Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees (“Board”) has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s Board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s Board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Clark and Maginnis and Ms. Ramona Rogers-Windsor is a member of the Board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the period ended March 31, 2025 for professional services rendered by the Registrant’s principal accountant were as follows:

2025
Audit Fees	$83,000
Audit-Related Fees	$0
Tax Fees	$18,871
All Other Fees	$0

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the period ended March 31, 2025, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

2025
Registrant	$18,871
Investment Advisor	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chair), Michael G. Clark and Ramona Rogers-Windsor.

(b) Not applicable.

Item 6. Investments.

(a) Included in Item 7 below.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements and Additional Information

March 31, 2025

NYSE Arca tickers:

Cohen & Steers Real Estate Active ETF

Cohen & Steers Preferred and Income Opportunities Active ETF

Cohen & Steers Natural Resources Active ETF

We would like to share with you our report for the period February 4, 2025 (commencement of investment operations) through March 31, 2025. The total returns for the exchanged-traded funds (the Funds) of the Cohen & Steers ETF Trust and their respective comparative benchmarks were:

For the Period February 4, 2025 (commencement of investment operations) through March 31, 2025
Cohen & Steers Real Estate Active ETF
Net Asset Value Total Return	2.51%
Market Price Total Return	2.73%
FTSE Nareit All Equity REITs Index(a)	2.01%
S&P 500 Index(a)	-6.83%

Cohen & Steers Preferred and Income Opportunities Active ETF
Net Asset Value Total Return	0.20%
Market Price Total Return	1.33%
ICE Large Cap Capital Securities Index USD Hedged(a)	0.17%
ICE BofA U.S. All Capital Securities Index(a)	-0.07%

Cohen & Steers Natural Resources Active ETF
Net Asset Value Total Return	-0.52%
Market Price Total Return	0.15%
S&P Global Natural Resources Index—net(a)	0.94%
MSCI World Index—net(a)	-4.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed or sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of each Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by each Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of each Fund’s investment company taxable income and net realized gains. Distributions in excess of each Fund’s investment company taxable income and net realized gains are a return of capital distributed from each Fund’s assets.

(a)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance. The ICE Large Cap Capital Securities Index USD Hedged is a return variant of the ICE Large Cap Capital Securities Index (CLCS) with returns hedged into U.S. dollar. The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The MSCI World Index—net is a free-float adjusted index that measures performance of large and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

SCHEDULE OF INVESTMENTS Cohen & Steers Real Estate Active ETF March 31, 2025

		Shares	Value
COMMON STOCK—REAL ESTATE	99.2%
DATA CENTERS	9.7%
Digital Realty Trust, Inc.		8,771	$1,256,797
Equinix, Inc.		1,333	1,086,861

			2,343,658

DIVERSIFIED	3.5%
Ingenia Communities Group (Australia)		52,145	176,599
Link REIT (Hong Kong)		57,200	267,569
Mitsui Fudosan Co. Ltd. (Japan)		33,600	298,052
PulteGroup, Inc.		1,010	103,828

			846,048

HEALTH CARE	14.8%
Omega Healthcare Investors, Inc.		17,379	661,792
Welltower, Inc.		19,079	2,923,094

			3,584,886

HOTEL	1.6%
Caesars Entertainment, Inc.(a)		6,613	165,325
Host Hotels & Resorts, Inc.		14,930	212,155

			377,480

INDUSTRIALS	7.5%
Americold Realty Trust, Inc.		16,723	358,876
EastGroup Properties, Inc.		2,769	487,759
Prologis, Inc.		8,321	930,205
VGP NV (Belgium)		559	48,537

			1,825,377

INFRASTRUCTURE	16.9%
American Tower Corp.		10,944	2,381,414
Cellnex Telecom SA (Spain)(b)		1,689	59,958
Crown Castle, Inc.		10,689	1,114,115
SBA Communications Corp., Class A		2,441	537,044

			4,092,531

OFFICE	1.3%
Highwoods Properties, Inc.		10,254	303,929

RESIDENTIAL	17.6%
American Homes 4 Rent, Class A		13,649	516,069
Camden Property Trust		2,051	250,837
Essex Property Trust, Inc.		3,099	950,061
Invitation Homes, Inc.		28,225	983,641
Sun Communities, Inc.		5,145	661,853
UDR, Inc.		19,954	901,322

			4,263,783

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Real Estate Active ETF March 31, 2025

		Shares	Value
RETAIL	10.9%
Acadia Realty Trust		31,425	$658,354
Agree Realty Corp.		5,927	457,505
Essential Properties Realty Trust, Inc.		15,025	490,416
Klepierre SA (France)		10,110	338,015
Simon Property Group, Inc.		4,138	687,239

			2,631,529

SELF STORAGE	8.0%
Extra Space Storage, Inc.		10,145	1,506,431
Public Storage		801	239,732
Safestore Holdings PLC (United Kingdom)		24,801	196,705

			1,942,868

SPECIALTY	5.5%
Iron Mountain, Inc.		6,180	531,727
Outfront Media, Inc.		25,721	415,137
Rayonier, Inc.		13,825	385,441

			1,332,305

TIMBER	1.9%
Weyerhaeuser Co.		15,624	457,471

TOTAL COMMON STOCK (Identified cost—$23,803,946)			24,001,865

SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(c)		78,948	78,948

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$78,948)			78,948

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$23,882,894)	99.6%		24,080,813
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4		108,711

NET ASSETS	100.0%		$24,189,524

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Real Estate Active ETF March 31, 2025

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	AUD	259,237	USD	163,835	4/28/25	$1,817
Brown Brothers Harriman	EUR	384,583	USD	416,702	4/28/25	270
Brown Brothers Harriman	GBP	131,581	USD	170,316	4/28/25	357
Brown Brothers Harriman	HKD	1,922,033	USD	247,355	4/28/25	161
Brown Brothers Harriman	JPY	39,045,000	USD	260,892	4/28/25	(185)
						$2,420

Glossary of Portfolio Abbreviations

AUD	Australia Dollar
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japan Yen
REIT	Real Estate Investment Trust
USD	United States Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Real Estate Active ETF March 31, 2025

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock—Real Estate	$24,001,865	$—	$—	$24,001,865
Short-Term Investments	—	78,948	—	78,948

Total Investments in Securities(d)	$24,001,865	$78,948	$—	$24,080,813

Forward Foreign Currency Exchange Contracts	$—	$2,605	$—	$2,605

Total Derivative Assets(d)	$—	$2,605	$—	$2,605

Forward Foreign Currency Exchange Contracts	$—	$(185)	$—	$(185)

Total Derivative Liabilities(d)	$—	$(185)	$—	$(185)

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $59,958 which represents 0.2% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Rate quoted represents the annualized seven–day yield.
(d)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	6.0%
BANKING	2.8%
Bank of America Corp., 4.25%, Series QQ(a)		3,600	$64,728
Bank of America Corp., 5.00%, Series LL(a)		2,900	61,074
Bank of America Corp., 5.375%, Series KK(a)		2,900	65,105
Bank of New York Mellon Corp., 6.15% to 3/20/30, Series K(a)(b)		106	2,703
JPMorgan Chase & Co., 4.625%, Series LL(a)		5,200	103,740
M&T Bank Corp., 7.50%, Series J(a)		1,400	36,540
Morgan Stanley, 6.50%, Series P(a)		2,000	50,500
Morgan Stanley, 6.625%, Series Q(a)		3,995	101,872
Northern Trust Corp., 4.70%, Series E(a)		6,663	131,661
Truist Financial Corp., 5.25%, Series O(a)		1,700	36,159
Wells Fargo & Co., 4.375%, Series CC(a)		2,000	36,000
Wells Fargo & Co., 4.70%, Series AA(a)		2,600	49,972

			740,054

FINANCIAL SERVICES	0.1%
Brookfield Finance I UK PLC, 4.50% (Canada)(a)		2,300	35,489

INSURANCE	1.3%
Allstate Corp., 5.10%, Series H(a)		2,200	46,200
Athene Holding Ltd., 4.875%, Series D(a)		3,000	51,300
Lincoln National Corp., 9.00%, Series D(a)		2,669	70,995
MetLife, Inc., 4.75%, Series F(a)		3,000	59,400
MetLife, Inc., 5.625%, Series E(a)		2,500	58,950
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56(b)		2,000	49,220

			336,065

REAL ESTATE	0.3%
Public Storage, 4.00%, Series P(a)		2,200	35,772
Public Storage, 4.625%, Series L(a)		2,700	51,030

			86,802

TELECOMMUNICATIONS	1.1%
AT&T, Inc., 4.75%, Series C(a)		6,000	114,420
AT&T, Inc., 5.00%, Series A(a)		1,800	36,378
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69		5,100	121,584

			272,382

UTILITIES	0.4%
Algonquin Power & Utilities Corp., 8.864% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(c)		2,900	73,080
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)		2,200	34,782

			107,862

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$1,611,350)			1,578,654

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Principal Amount*	Value
PREFERRED SECURITIES—OVER-THE-COUNTER	87.9%
BANKING	49.6%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a)(b)(d)(e)		EUR 200,000	$218,596
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(a)(b)(d)(e)		EUR 200,000	226,262
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(a)(b)(d)(e)		EUR 200,000	226,598
Banco Santander SA, 4.125% to 11/12/27 (Spain)(a)(b)(d)		EUR 200,000	209,788
Banco Santander SA, 4.375% to 1/14/26 (Spain)(a)(b)(d)(e)		EUR 200,000	215,487
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(d)		200,000	208,227
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(b)		210,000	220,135
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(b)		70,000	74,872
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(b)(d)		200,000	196,089
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(b)(d)(e)		GBP 200,000	269,365
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(b)(d)		GBP 200,000	273,855
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(d)		200,000	219,870
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(b)(d)(f)		300,000	288,547
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(b)(d)(f)		200,000	172,660
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(b)(d)(f)		200,000	206,501
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(b)(d)(f)		200,000	208,295
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(b)(d)(f)		200,000	209,665
CaixaBank SA, 6.25% to 7/24/32 (Spain)(a)(b)(d)(e)		EUR 200,000	216,801
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(b)		95,000	92,719
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)		160,000	142,000
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(b)		75,000	73,453
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)		438,000	437,833
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(b)		110,000	114,319
Citigroup, Inc., 7.375% to 5/15/28, Series Z(a)(b)		190,000	195,553
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)		190,000	198,144
Commerzbank AG, 7.50% to 10/9/30 (Germany)(a)(b)(d)(e)		200,000	200,630
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(a)(b)(d)(e)		EUR 200,000	209,884
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(a)(b)(d)(e)		GBP 200,000	267,519
Credit Agricole SA, 7.25% to 9/23/28 (France)(a)(b)(d)(e)		EUR 200,000	229,585
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(a)(b)(d)(e)		EUR 200,000	218,964
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(b)(d)(e)		EUR 200,000	227,766
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(d)(e)		EUR 200,000	225,699
Goldman Sachs Group, Inc., 3.80% to 5/10/26, Series T(a)(b)		75,000	73,222
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(a)(b)		75,000	72,748
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(b)		65,000	68,328
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)		200,000	210,275
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(d)		200,000	200,597
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(a)(b)(d)(e)		200,000	183,876
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(a)(b)(d)(e)		200,000	210,325
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(a)(b)(d)(e)		EUR 200,000	226,490
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)		105,000	110,544
Julius Baer Group Ltd., 6.875% to 6/9/27 (Switzerland)(a)(b)(d)(e)		200,000	198,517
Lloyds Banking Group PLC, 8.50% to 3/27/28 (United Kingdom)(a)(b)(d)		GBP 200,000	266,400
M&T Bank Corp., 3.50% to 9/1/26, Series I(a)(b)		80,000	76,082

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Principal Amount*	Value
NatWest Group PLC, 7.50% to 2/28/32 (United Kingdom)(a)(b)(d)		GBP 200,000	$251,482
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(d)		200,000	210,476
PNC Financial Services Group, Inc., 3.40% to 9/15/26, Series T(a)(b)		75,000	71,536
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)		225,000	226,417
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)		70,000	71,148
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)		153,000	154,166
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(b)(d)(f)		200,000	175,793
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(b)(d)(f)		280,000	273,202
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)		60,000	61,666
State Street Corp., 6.70% to 9/15/29, Series J(a)(b)		90,000	92,370
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(a)(e)		EUR 94,000	114,558
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a)(b)(d)(e)		200,000	192,375
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(d)(e)		200,000	180,126
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(d)(e)		200,000	206,875
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(b)		275,000	285,149
Truist Financial Corp., 6.669% to 9/1/25, Series N(a)(b)		450,000	449,257
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(d)(f)		200,000	171,760
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(d)(f)		200,000	199,339
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(d)(f)		200,000	208,590
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(d)(f)		200,000	217,708
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(a)(b)(d)(e)		GBP 200,000	266,100
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(b)		40,000	39,228
Wells Fargo & Co., 6.85% to 9/15/29(a)(b)		147,000	152,911
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)		70,000	74,951

			12,940,268

CONSUMER DISCRETIONARY PRODUCTS	1.3%
Volkswagen International Finance NV, 3.50% to 6/17/25 (Germany)(a)(b)(e)		EUR 100,000	108,138
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(b)(e)		EUR 100,000	116,577
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(e)		EUR 100,000	120,741

			345,456

ENERGY	3.0%
BP Capital Markets PLC, 3.25% to 3/22/26(a)(b)(e)		EUR 300,000	323,192
BP Capital Markets PLC, 3.625% to 3/22/29(a)(b)(e)		EUR 150,000	158,614
BP Capital Markets PLC, 4.375% to 8/19/31(a)(b)(e)		EUR 100,000	106,090
TotalEnergies SE, 2.00% to 6/4/30 (France)(a)(b)(e)		EUR 100,000	96,928
TotalEnergies SE, 3.369% to 10/6/26 (France)(a)(b)(e)		EUR 100,000	108,200

			793,024

FINANCIAL SERVICES	1.8%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(b)		100,000	93,377
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)		140,000	120,749
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(b)(f)		265,000	256,262

			470,388

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Principal Amount*	Value
HEALTH CARE	0.9%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(b)		220,000	$222,286

INSURANCE	9.1%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		150,000	149,474
Athora Netherlands NV, 5.375% to 5/31/27, due 8/31/32 (Netherlands)(b)(e)		EUR 200,000	222,871
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(b)		125,000	127,775
Credit Agricole Assurances SA, 6.25% to 6/17/35 (France)(a)(b)(d)(e)		EUR 100,000	108,281
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(b)		100,000	99,477
Generali, 5.50% to 10/27/27, due 10/27/47 (Italy)(b)(e)		EUR 100,000	113,816
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(b)(f)		200,000	192,783
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(b)(f)		70,000	72,814
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(b)(f)		200,000	199,797
MetLife Capital Trust IV, 7.875%, due 12/15/37(f)		320,000	351,390
MetLife, Inc., 6.35% to 3/15/35, due 3/15/55, Series G(b)		60,000	60,204
Nippon Life Insurance Co., 4.114% to 1/23/35, due 1/23/55 (Japan)(b)		EUR 100,000	105,821
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(b)		110,000	110,320
QBE Insurance Group Ltd., 5.834% to 10/3/30, due 10/3/35 (Australia)(b)(e)		200,000	201,727
SBL Holdings, Inc., 6.50% to 11/13/26(a)(b)(f)		80,000	74,200
SBL Holdings, Inc., 7.00% to 5/13/25(a)(b)(f)		75,000	74,068
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(b)		100,000	103,974

			2,368,792

PIPELINES	5.7%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(b)		175,000	170,264
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		110,000	108,950
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(b)		145,000	146,679
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(b)		85,000	93,832
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(b)		220,000	217,859
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)		75,000	76,078
Enterprise Products Operating LLC, 7.571% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(c)		60,000	59,819
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(b)(f)		140,000	142,174
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)		200,000	193,329
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		125,000	124,444
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(f)		169,000	160,513

			1,493,941

REAL ESTATE	2.2%
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(a)(b)(e)		EUR 200,000	214,229
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(a)(b)(e)		EUR 300,000	353,241

			567,470

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Principal Amount*	Value
TELECOMMUNICATIONS	3.4%
Bell Telephone Co. of Canada or Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(b)		80,000	$80,358
Bell Telephone Co. of Canada or Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(b)		110,000	110,186
Orange SA, 5.375% to 1/18/30 (France)(a)(b)(e)		EUR 200,000	227,116
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(b)(e)		EUR 100,000	114,750
Telefonica Europe BV, 7.125% to 8/23/28 (Spain)(a)(b)(e)		EUR 100,000	118,407
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(b)		120,000	106,702
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84 (United Kingdom)(b)(e)		EUR 100,000	117,013

			874,532

UTILITIES	10.9%
AES Corp., 7.60% to 10/15/29, due 1/15/55(b)		120,000	121,393
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(b)		120,000	114,399
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(b)(f)		75,000	74,174
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(b)		125,000	125,539
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(b)		85,000	74,775
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(b)		90,000	87,928
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(b)		100,000	97,435
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(b)		160,000	165,707
Electricite de France SA, 5.625% to 6/17/32 (France)(a)(b)(e)		EUR 200,000	219,319
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		75,000	75,427
Enel SpA, 6.375% to 4/16/28 (Italy)(a)(b)(e)		EUR 150,000	173,100
Enel SpA, 6.625% to 4/16/31 (Italy)(a)(b)(e)		EUR 200,000	237,679
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(b)		75,000	76,106
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(b)		150,000	147,917
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(b)		70,000	69,734
Iberdrola International BV, 2.25% to 1/28/29, Series NC8 (Spain)(a)(b)(e)		EUR 100,000	101,273
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(b)		200,000	200,715
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(b)		300,000	306,581
Sempra, 4.125% to 1/1/27, due 4/1/52(b)		85,000	80,084
Sempra, 6.40% to 7/1/34, due 10/1/54(b)		70,000	66,569
Sempra, 6.875% to 7/1/29, due 10/1/54(b)		60,000	59,561
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B(b)		75,000	74,225
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(b)		100,000	102,646

			2,852,286

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$22,847,599)			22,928,443

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

		Shares	Value
SHORT-TERM INVESTMENTS	10.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(g)		1,328,261	$1,328,261
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(g)		1,325,000	1,325,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,653,261)			2,653,261

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$27,112,210)	104.1%		27,160,358
LIABILITIES IN EXCESS OF OTHER ASSETS	(4.1)		(1,069,528)

NET ASSETS	100.0%		$26,090,830

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	198,880	USD	214,981	4/28/25	$(370)
Brown Brothers Harriman	EUR	260,898	USD	282,468	4/28/25	(35)
Brown Brothers Harriman	EUR	423,605	USD	459,340	4/28/25	655
Brown Brothers Harriman	EUR	5,147,842	USD	5,577,769	4/28/25	3,615
Brown Brothers Harriman	GBP	209,268	USD	270,278	4/28/25	(28)
Brown Brothers Harriman	GBP	1,053,595	USD	1,363,757	4/28/25	2,857
						$6,694

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	British Pound
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Preferred and Income Opportunities Active ETF March 31, 2025

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities—Exchange-Traded	$1,578,654	$—	$—	$1,578,654
Preferred Securities—Over-the-Counter	—	22,928,443	—	22,928,443
Short-Term Investments	—	2,653,261	—	2,653,261

Total Investments in Securities(h)	$1,578,654	$25,581,704	$—	$27,160,358

Forward Foreign Currency Exchange Contracts	$—	$7,127	$—	$7,127

Total Derivative Assets(h)	$—	$7,127	$—	$7,127

Forward Foreign Currency Exchange Contracts	$—	$(433)	$—	$(433)

Total Derivative Liabilities(h)	$—	$(433)	$—	$(433)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed–rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 31, 2025.
(d)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $9,094,965 or 34.9% of the net assets of the Fund.

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,393,700 which represents 32.2% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $3,930,235 which represents 15.1% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Rate quoted represents the annualized seven–day yield.
(h)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS Cohen & Steers Natural Resources Active ETF March 31, 2025

		Shares	Value
COMMON STOCK	99.7%
AGRIBUSINESS	33.3%
AGRICULTURAL PRODUCTS	4.5%
Bunge Global SA		9,518	$727,366

CONSTRUCTION MACHINERY & HEAVY TRUCKS	5.1%
AGCO Corp.		5,003	463,128
Deere & Co.		421	197,596
Kubota Corp. (Japan)		13,100	159,918

			820,642

FERTILIZERS & AGRICULTURAL CHEMICALS	10.9%
CF Industries Holdings, Inc.		2,396	187,247
Corteva, Inc.		9,116	573,670
Mosaic Co.		14,244	384,731
Nutrien Ltd. (Canada)		12,025	597,282

			1,742,930

PACKAGED FOODS & MEATS	12.8%
Bakkafrost P (Denmark)		7,216	339,651
Cal-Maine Foods, Inc.		2,197	199,707
JBS SA		26,741	192,646
Minerva SA (Brazil)(a)		83,786	92,794
Mowi ASA (Norway)		17,570	324,990
Smithfield Foods, Inc.		19,271	392,936
SunOpta, Inc. (Canada)(a)		13,414	65,192
Tyson Foods, Inc., Class A		1,866	119,069
WH Group Ltd. (Hong Kong)(b)		362,500	332,618

			2,059,603

TOTAL AGRIBUSINESS			5,350,541

ENERGY	36.5%
INTEGRATED OIL & GAS	21.5%
BP PLC (United Kingdom)		57,540	324,141
Cenovus Energy, Inc. (Canada)		11,557	160,620
Exxon Mobil Corp.		8,756	1,041,351
Petroleo Brasileiro SA, ADR (Brazil)		6,793	97,412
Shell PLC		28,080	1,024,693
TotalEnergies SE (France)		12,475	804,766

			3,452,983

OIL & GAS EQUIPMENT & SERVICES	0.9%
Tenaris SA		7,079	138,241

OIL & GAS EXPLORATION & PRODUCTION	9.3%
Canadian Natural Resources Ltd. (Canada)		16,289	501,217
EOG Resources, Inc.		2,228	285,719
EQT Corp.		1,326	70,848
Expand Energy Corp.		2,106	234,440
Hess Corp.		1,833	292,785

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Natural Resources Active ETF March 31, 2025

		Shares	Value
Venture Global, Inc., Class A		11,317	$116,565

			1,501,574

OIL & GAS REFINING & MARKETING	4.8%
Reliance Industries Ltd., GDR (India)(b)		9,642	565,985
Valero Energy Corp.		1,566	206,822

			772,807

TOTAL ENERGY			5,865,605

INDUSTRIALS	0.9%
CAPITAL GOODS
MasTec, Inc.(a)		1,206	140,752

METALS & MINING	29.0%
ALUMINUM	1.7%
Century Aluminum Co.(a)		6,880	127,693
China Hongqiao Group Ltd., (H Shares) (China)		75,000	154,213

			281,906

CONSTRUCTION MATERIALS	1.0%
CRH PLC		856	75,302
Vulcan Materials Co.		348	81,189

			156,491

DIVERSIFIED METALS & MINING	13.7%
Anglo American PLC (South Africa)		17,209	476,827
BHP Group Ltd. (Australia)		19,454	464,353
Cameco Corp. (Canada)		4,188	172,378
Capstone Copper Corp. (Canada)(a)		13,306	68,516
Glencore PLC (Australia)(a)		131,475	476,041
Hudbay Minerals, Inc. (Canada)		14,830	112,432
Rio Tinto PLC, ADR (Australia)		1,923	115,534
Teck Resources Ltd., Class B (Canada)		8,912	324,664

			2,210,745

GOLD	8.6%
Agnico Eagle Mines Ltd. (Canada)		4,130	447,733
Coeur Mining, Inc.(a)		12,044	71,300
Hochschild Mining PLC (Peru)(a)		22,055	75,355
Newmont Corp.		5,717	276,017
Perpetua Resources Corp.(a)		11,406	121,930
Wheaton Precious Metals Corp. (Brazil)		5,004	388,461

			1,380,796

STEEL	4.0%
ArcelorMittal SA (Luxembourg)		2,522	72,185
Cleveland-Cliffs, Inc.(a)		8,830	72,583
POSCO Holdings, Inc. (South Korea)		369	69,790
Steel Dynamics, Inc.		1,135	141,966

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS—(Continued) Cohen & Steers Natural Resources Active ETF March 31, 2025

		Shares	Value
U.S. Steel Corp.		2,865	$121,075
Vale SA, ADR (Brazil)		16,622	165,887

			643,486

TOTAL METALS & MINING			4,673,424

TOTAL COMMON STOCK (Identified cost—$16,074,213)			16,030,322

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$16,074,213)	99.7%		16,030,322
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3		49,783

NET ASSETS	100.0%		$16,080,105

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$16,030,322	$—	$—	$16,030,322

Total Investments in Securities(c)	$16,030,322	$—	$—	$16,030,322

Note: Percentages indicated are based on the net assets of the Fund.

(a)	Non–income producing security.
(b)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $898,603 which represents 5.6% of the net assets of the Fund, of which 0.0% are illiquid.

(c)	Portfolio holdings are disclosed individually on the Schedule of Investments.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2025

	Cohen & Steers Real Estate Active ETF	Cohen & Steers Preferred and Income Opportunities Active ETF	Cohen & Steers Natural Resources Active ETF
ASSETS:
Investments in securities, at value(a)	$24,080,813	$27,160,358	$16,030,322
Cash	—	264,373	—
Foreign currency, at value(b)	9,079	28,207	32,490
Receivable for:
Investment securities sold	302,124	—	—
Dividends and interest	60,334	360,728	26,883
Fund shares sold	—	1,863,803	—
Unrealized appreciation on forward foreign currency exchange contracts	2,605	7,127	—

Total Assets	24,454,955	29,684,596	16,089,695

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	185	433	—
Due to custodian	—	—	2,781
Payable for:
Investment securities purchased	251,418	3,583,109	—
Investment advisory fees	13,828	10,224	6,809

Total Liabilities	265,431	3,593,766	9,590

NET ASSETS	$24,189,524	$26,090,830	$16,080,105

NET ASSETS consist of:
Paid-in capital	$24,074,258	$25,990,445	$16,211,711
Total distributable earnings/(accumulated loss)	115,266	100,385	(131,606)

NET ASSETS	$24,189,524	$26,090,830	$16,080,105

SHARES OUTSTANDING	950,000	1,050,000	650,000

NET ASSET VALUE PER SHARE	$25.46	$24.85	$24.74

MARKET PRICE PER SHARE	$25.52	$25.13	$24.91

(a) Investments in securities, at cost	$23,882,894	$27,112,210	$16,074,213

(b) Foreign currency, at cost	$9,098	$28,219	$32,594

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Period February 4, 2025(a) through March 31, 2025

	Cohen & Steers Real Estate Active ETF	Cohen & Steers Preferred and Income Opportunities Active ETF	Cohen & Steers Natural Resources Active ETF
Investment Income:
Dividend income	$147,902	$21,850	$102,067
Interest income	—	143,769	—
Foreign withholding tax	(2,799)	(231)	(5,261)

Total Investment Income	145,103	165,388	96,806

Expenses:
Investment advisory fees	23,316	20,982	15,393

Total Expenses	23,316	20,982	15,393
Reduction of Expenses (See Note 2)	(2,914)	(4,476)	(4,398)

Net Expenses	20,402	16,506	10,995

Net Investment Income (Loss)	124,701	148,882	85,811

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(63,780)	5,350	(90,530)
In-kind redemptions	—	—	15,684
Forward foreign currency exchange contracts	(10,723)	(176,689)	—
Foreign currency transactions	(10,570)	(54,865)	2,904

Net realized gain (loss)	(85,073)	(226,204)	(71,942)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	197,919	48,148	(43,891)
Forward foreign currency exchange contracts	2,420	6,694	—
Foreign currency translations	—	3,433	(100)

Net change in unrealized appreciation (depreciation)	200,339	58,275	(43,991)

Net Realized and Unrealized Gain (Loss)	115,266	(167,929)	(115,933)

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,967	$(19,047)	$(30,122)

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS Cohen & Steers Real Estate Active ETF

For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$124,701
Net realized gain (loss)	(85,073)
Net change in unrealized appreciation (depreciation)	200,339

Net increase (decrease) in net assets resulting from operations	239,967

Distributions to shareholders	(124,701)
Tax return of capital to shareholders	(29,199)

Total distributions	(153,900)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	24,003,457

Total increase (decrease) in net assets	24,089,524
Net Assets:
Beginning of Period	100,000

End of Period	$24,189,524

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS Cohen & Steers Preferred and Income Opportunities Active ETF

For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$148,882
Net realized gain (loss)	(226,204)
Net change in unrealized appreciation (depreciation)	58,275

Net increase (decrease) in net assets resulting from operations	(19,047)

Distributions to Shareholders	(159,850)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	26,269,727

Total increase (decrease) in net assets	26,090,830
Net Assets:
Beginning of Period	—

End of Period	$26,090,830

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS Cohen & Steers Natural Resources Active ETF

For the Period February 4, 2025(a) through March 31, 2025
Change in Net Assets:
From Operations:
Net investment income (loss)	$85,811
Net realized gain (loss)	(71,942)
Net change in unrealized appreciation (depreciation)	(43,991)

Net increase (decrease) in net assets resulting from operations	(30,122)

Distributions to Shareholders	(85,800)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	16,196,027

Total increase (decrease) in net assets	16,080,105
Net Assets:
Beginning of Period	—

End of Period	$16,080,105

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS Cohen & Steers Real Estate Active ETF

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.16
Net realized and unrealized gain (loss)	0.46

Total from investment operations	0.62

Less dividends and distributions to shareholders from:
Net investment income	(0.12)
Tax return of capital	(0.04)

Total dividends and distributions to shareholders	(0.16)

Net increase (decrease) in net asset value	0.46

Net asset value, end of period	$25.46

Market price, end of period	$25.52

Net asset value total return(c)	2.51%

Market price total return(c)	2.73%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 24.2

Ratios to average daily net assets:

Expenses (before expense reduction)	0.80	%(d)

Expenses (net of expense reduction)	0.70	%(d)

Net investment income (loss) (before expense reduction)	4.18	%(d)

Net investment income (loss) (net of expense reduction)	4.28	%(d)

Portfolio turnover rate(e)	11%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS Cohen & Steers Preferred and Income Opportunities Active ETF

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.20
Net realized and unrealized gain (loss)	(0.15)

Total from investment operations	0.05

Less dividends and distributions to shareholders from:
Net investment income	(0.20)

Total dividends and distributions to shareholders	(0.20)

Net increase (decrease) in net asset value	(0.15)

Net asset value, end of period	$24.85

Market price, end of period	$25.13

Net asset value total return(c)	0.20%

Market price total return(c)	1.33%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 26.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.75	%(d)

Expenses (net of expense reduction)	0.59	%(d)

Net investment income (loss) (before expense reduction)	5.16	%(d)

Net investment income (loss) (net of expense reduction)	5.32	%(d)

Portfolio turnover rate(e)	7%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS Cohen & Steers Natural Resources Active ETF

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Period February 4, 2025(a) through March 31, 2025
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.14
Net realized and unrealized gain (loss)	(0.27)

Total from investment operations	(0.13)

Less dividends and distributions to shareholders from:
Net investment income	(0.13)

Total dividends and distributions to shareholders	(0.13)

Net increase (decrease) in net asset value	(0.26)

Net asset value, end of period	$24.74

Market price, end of period	24.91

Net asset value total return(c)	-0.52%

Market price total return(c)	0.15%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$ 16.1

Ratios to average daily net assets:

Expenses (before expense reduction)	0.70	%(d)

Expenses (net of expense reduction)	0.50	%(d)

Net investment income (loss) (before expense reduction)	3.70	%(d)

Net investment income (loss) (net of expense reduction)	3.90	%(d)

Portfolio turnover rate(e)	15%

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at net asset value. Total returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for the periods less than one year, if applicable, and does not include in-kind transactions, if any.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers ETF Trust (the Trust) is a statutory trust organized under the laws of the State of Maryland on October 28, 2013 and is registered under the Investment Company Act of 1940 (the 1940 Act). Each of Cohen & Steers Real Estate Active ETF (Real Estate Active ETF), Cohen & Steers Preferred and Income Opportunities Active ETF (Preferred and Income Opportunities Active ETF) and Cohen & Steers Natural Resources Active ETF (Natural Resources Active ETF), each a “Fund” and collectively the “Funds”, are a separate series of the Trust and are non-diversified (as defined in the 1940 Act) exchange-traded funds (ETFs). The Trust had no assets until November 20, 2024 when Real Estate Active ETF sold 4,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The Funds commenced investment operations on February 4, 2025.

The organization and offering costs associated with the establishment and offering of the Funds generally include any legal costs associated with registering each Fund, among others. These organization and offering costs were paid by the investment advisor and will not be subject to reimbursement by the Funds.

Real Estate Active ETF’s investment objective is to seek total return through investment in real estate securities. Preferred and Income Opportunities Active ETF’s investment objective is to seek total return (high current income and capital appreciation). Natural Resources Active ETF’s investment objective is to seek total return.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Funds are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by the investment advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Board of Trustees has designated the investment advisor as each Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, each Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Each Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that each Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of each Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Funds’ investments as of March 31, 2025 are disclosed in each Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Funds are informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Funds are permitted to enter into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Funds as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Preferred and Income Opportunities Active ETF has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

As of March 31, 2025, Natural Resources Active ETF did not have any forward foreign currency exchange contracts outstanding.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly, other than in respect of Preferred and Income Opportunities Active ETF, which are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the period ended March 31, 2025, a portion of the dividends has been reclassified to distributions from tax return of capital for Real Estate Active ETF. No reclassifications were made for Preferred and Income Opportunities Active ETF and Natural Resources Active ETF.

Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Funds’ tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the current tax year and has concluded that as of March 31, 2025, no additional provisions for income tax are required in the Funds’ financial statements. The Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Funds did not pay any federal or state and local income taxes. The Funds paid income taxes in foreign jurisdictions during the period February 4, 2025 (commencement of investment operations) through March 31, 2025. Cash paid for income taxes, net of refunds received, were as follows:

	Real Estate Active ETF	Preferred and Income Opportunities Active ETF	Natural Resources Active ETF
Income taxes by foreign jurisdiction:
Australia	$312	$—	$—
Canada	—	231	2,622
France	1,322	—	1,594
Japan	335	—	—
Norway	—	—	904
United Kingdom	830	—	—
Other*	—	—	141

Total income taxes paid, net of refunds	$2,799	$231	$5,261

*	Represents foreign jurisdictions where taxes paid, net of refunds received, were less than 5% of the total income taxes paid by the Funds.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as each Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Funds with day-to-day investment decisions and generally manages each Fund’s investments in accordance with the stated policies of the Funds, subject to the supervision of the Board of Trustees. The investment advisor also performs certain administrative services for each Fund and provides persons satisfactory to the Board of Trustees to serve as officers of each Fund. Such officers, as well as certain Trustees of the Trust, may also be trustees, officers, or employees of the investment advisor. With respect to the Real Estate Active ETF, the investment advisor is also responsible for supervising the investment subadvisors.

For the services provided to each Fund, the investment advisor receives a fee, accrued daily and paid monthly based on the average daily managed assets of the Fund at the following rates:

Fee
Real Estate Active ETF	0.80%
Preferred and Income Opportunities Active ETF	0.75%
Natural Resources Active ETF	0.70%

For the period ended March 31, 2025 and through June 30, 2026, the investment advisor has contractually agreed to waive the management fee and/or reimburse the Funds so that the Funds’ total annual operating expenses do not exceed the following amounts:

Fee
Real Estate Active ETF	0.70%
Preferred and Income Opportunities Active ETF	0.59%
Natural Resources Active ETF	0.50%

This contractual agreement can only be amended or terminated by agreement of the Fund’s Board of Trustees and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the period from February 4, 2025 (commencement of investment operations) through March 31, 2025, fees waived and/or expenses reimbursed are as follows:

Expenses Waived/ Reimbursed
Real Estate Active ETF	$2,914
Preferred and Income Opportunities Active ETF	4,476
Natural Resources Active ETF	4,398

In return for the investment advisory fee (which is sometimes referred to as a unitary or unified fee), the investment advisor has agreed to bear all operating costs of each Fund other than the following expenses, which will be borne by the Fund: the investment advisory fee, payments made under the Fund’s distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, and, upon approval of the Board of Trustees, extraordinary expenses.

The investment advisor may bear operating fees and expenses for which the investment advisor is responsible as described above through a Fund’s payment of such fees and expenses and a corresponding reduction in the investment advisory fee payable by that Fund to the investment advisor.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the Subadvisors), affiliates of the investment advisor, the Subadvisors are responsible for managing the Real Estate Active ETF’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Real Estate Active ETF) pays the Subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Real Estate Active ETF among itself and each Subadvisor based on the portion of the Real Estate Active ETF’s average daily net assets managed by the investment advisor and each Subadvisor.

Trustees’ and Officers’ Fees: Certain trustees and officers of the Funds are also trustees, officers, and/or employees of the investment advisor. The Funds do not pay compensation to trustees and officers affiliated with the investment advisor.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding in-kind transactions and short-term investments, for the period February 4, 2025 (commencement of investment operations) through March 31, 2025 were as follows:

	Purchases	Sales
Real Estate Active ETF	$12,574,910	$2,616,426
Preferred and Income Opportunities Active ETF	25,892,655	1,424,008
Natural Resources Active ETF	12,742,906	2,413,232

For the period February 4, 2025 (commencement of investment operations) through March 31, 2025, the cost of in-kind purchases and proceeds from in-kind redemptions are as follows:

	In-Kind Purchases	In-Kind Redemptions
Real Estate Active ETF	$13,942,983	$—
Preferred and Income Opportunities Active ETF	—	—
Natural Resources Active ETF	5,928,177	108,793

Note 4. Derivative Investments

The following tables present the value of derivatives held at March 31, 2025, and the effect of derivatives held during the period February 4, 2025 (commencement of investment operations) through March 31, 2025, if any, along with the respective location in the financial statements.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Real Estate Active ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$2,605	Unrealized depreciation	$185

Preferred and Income Opportunities Active ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	Unrealized appreciation	$7,127	Unrealized depreciation	$433

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Real Estate Active ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(10,723)	$2,420

Preferred and Income Opportunities Active ETF
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(176,689)	$6,694

The following summarizes the monthly average volume of each Fund’s forward foreign currency exchange contracts activity for the period February 4, 2025 (commencement of investment operations) through March 31, 2025:

Average Notional Amount
Real Estate Active ETF(a)	$1,210,998
Preferred and Income Opportunities Active ETF(a)	$7,278,587

(a)

Average notional amounts represent the average for all months in which the Fund had forward foreign currency exchange contracts outstanding at month-end. For the period, this represents two months for forward foreign currency exchange contracts.

Note 5. Capital Share Transactions

As of March 31, 2025, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with a par value $0.00001 per share. Fund shares are not individually redeemable and are issued and redeemed at their NAV per share only through certain authorized broker-dealers (Authorized Participants) in blocks of shares (Creation Units).

NOTES TO FINANCIAL STATEMENTS—(Continued)

Other than in respect of the Preferred and Income Opportunities Active ETF, which meets creation and redemption requests primarily in cash, the consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities (Deposit Securities) plus a specified cash payment. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds reserve the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserve the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Fund collateral. A Fund may use such collateral at any time to purchase Deposit Securities. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Transactions in Fund shares were as follows:

	For the Period February 4, 2025(a) through March 31, 2025
	Shares	Amount
Real Estate Active ETF
Sold	950,000	$24,103,457
Redeemed	(4,000)	(100,000)

Net increase (decrease)	946,000	$24,003,457

Preferred and Income Opportunities Active ETF
Sold	1,050,000	$26,269,727
Redeemed	—	—

Net increase (decrease)	1,050,000	$26,269,727

Natural Resources Active ETF
Sold	675,000	$16,796,369
Redeemed	(25,000)	(600,342)

Net increase (decrease)	650,000	$16,196,027

(a)	Commencement of investment operations.

Note 6. Income Tax Information

The tax character of dividends and distributions paid for the period February 4, 2025 (commencement of investment operations) through March 31, 2025 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Dividends and Distributions
Real Estate Active ETF	$124,701	$—	$29,199	$153,900
Preferred and Income Opportunities Active ETF	159,850	—	—	159,850
Natural Resources Active ETF	85,800	—	—	85,800

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of March 31, 2025, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Real Estate Active ETF	$23,882,894	$971,530	$(773,450)	$198,080
Preferred and Income Opportunities Active ETF	26,878,305	309,402	(24,209)	285,193
Natural Resources Active ETF	16,079,644	655,000	(704,422)	(49,422)

At March 31, 2025, the components of distributable earnings (loss) on a tax basis, for each Fund, were as follows:

	Undistributed Ordinary Income	(Accumulated Capital Losses)(a)/ Undistributed Capital Gains	Ordinary Late Year Loss Deferral	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
Real Estate Active ETF	$—	$(63,891)	$(18,923)	$—	$198,080	$115,266
Preferred and Income Opportunities Active ETF	28,872	(159,178)	(54,502)	—	285,193	100,385
Natural Resources Active ETF	2,915	(85,099)	—	—	(49,422)	(131,606)

(a)	These accumulated capital losses are available to offset future capital gains and have an unlimited expiration.

As of March 31, 2025, the Funds had temporary book/tax differences primarily attributable to wash sales on portfolio securities, mark to market on forward foreign currency contracts and certain fixed-income securities, and permanent book/tax differences primarily attributable to certain fixed income securities and recognized gains from the redemption in-kind (which will not be realized for tax purposes). To reflect reclassifications from the permanent differences, paid in capital and total distributable earnings/(accumulated loss) was adjusted as follows:

	Total Distributable Earnings (Loss)	Paid-in Capital
Real Estate Active ETF	$—	$—
Preferred and Income Opportunities Active ETF	279,282	(279,282)
Natural Resources Active ETF	(15,684)	15,684

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Funds may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be

NOTES TO FINANCIAL STATEMENTS—(Continued)

permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Funds may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Preferred and Income Opportunities Active ETF intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below-investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Preferred and Income Opportunities Active ETF.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below-investment-grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Real Estate Industry Concentration Risk: Since the Real Estate Active ETF concentrates its assets in companies engaged in the real estate industry, an investment in the Real Estate Active ETF will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources Sector Concentration Risk: Because the Natural Resources Active ETF, under normal market conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of natural resource companies, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The Natural Resources Active ETF’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including natural disasters, inflation and international politics. Because the Natural Resources Active ETF concentrates its investments in the natural resources sector, there is the risk that the Natural Resources Active ETF will perform poorly during a downturn in that sector. For example, natural events (such as earthquakes, landslides, floods, fires or disease outbreaks in prime natural resource areas) and political events (such as acts of terrorism, coups, wars and other military confrontations, tariffs, sanctions or embargos) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Changes in interest rates and general economic conditions may also affect the demand for natural resources.

Financials Sector Concentration Risk: Because the Preferred and Income Opportunities Active ETF invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Preferred and Income Opportunities Active ETF will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Preferred and Income Opportunities Active ETF focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Preferred and Income Opportunities Active ETF will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Small- and Medium-Sized Companies Risk: There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, smaller company shares can, and at times will, perform differently than large company stocks.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Funds directly purchase securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Currency Risk: Although each Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, each Fund’s investments in foreign securities will be subject to foreign currency risk, which means that each Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Funds may, but are not required to, engage in various investments that are designed to hedge each Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Funds’ use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Market Disruption and Geopolitical Risk: Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires, and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments.

Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.

Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.

Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Funds. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Funds interact. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of each Fund’s investments. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect each Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

The rapid development and increasingly widespread use and regulation of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, AI Technologies), may pose risks to the Funds. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, nor is it possible to determine the full extent of current or future risks related thereto.

Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of each Fund and its investments.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Regulatory Risk: Legal and regulatory developments may adversely affect the Funds. The regulatory environment for the Funds is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Funds’ interpretation of the application of certain regulations, may adversely affect the ability of the Funds to pursue their investment strategies, their ability to obtain leverage and financing, and the value of investments held by the Funds. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Funds and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Funds’ ability to engage in transactions or raise additional capital and/or increase overall expenses of the Funds.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Funds and the instruments in which they invest may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Funds and the instruments in which the Funds invest and their ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Funds or their investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Funds.

Cybersecurity Risk: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Funds and their service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Funds, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Funds or their shareholders.

Each of the Funds and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Funds’ third-party service providers. While the Funds have established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Large Shareholder Risk: The Funds may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of a Fund. Such a decision may cause a Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect a Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant Concentration Risk: Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able or willing to step forward to

NOTES TO FINANCIAL STATEMENTS—(Continued)

create or redeem Creation Units (as defined below), Fund shares may trade at a greater premium or discount between the market price and the NAV per share of Fund shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, a Fund could possibly face trading halts and/or delisting from the NYSE Arca (the Exchange). This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

Market Price Relative to NAV Risk: Shares of the Funds are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of each Fund will generally fluctuate with changes in the market value of a Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of a Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. The investment advisor cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, for example, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in a Fund.

Liquidity Risk: Liquidity risk is the risk that particular investments of a Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which a Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease a Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Fund Shares Liquidity Risk: Although the Funds’ shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Funds will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Funds’ shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Funds’ shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Funds’ shares will continue to be met or will remain unchanged.

Tax Risk: Each Fund’s ability to make direct and indirect investments in certain asset classes described herein, including commodities, gold and other precious metals, and certain related investments, is limited by the Fund’s intention to qualify as a RIC under Subchapter M of the Code; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. If a Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

NOTES TO FINANCIAL STATEMENTS—(Continued)

New Fund Risk: The Funds are newly formed ETFs. Accordingly, investors in a Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

Active Management Risk: As actively managed portfolios, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment advisor’s investment techniques could fail to achieve a Fund’s investment objective or negatively affect a Fund’s investment performance.

Non-Diversification Risk: As “non-diversified” investment companies, each Fund can invest in fewer individual companies than a diversified investment company. As a result, the Funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which they invest. The Funds’ relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

This is not a complete list of the risks of investing in the Funds. For additional information concerning the risks of investing in the Fund, please consult the Funds’ prospectus.

Note 8. Operating Segments

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Funds’ investment advisor and the Funds’ chief executive officer and chief financial officer act as the Funds’ CODM. The Funds represent a single operating segment, as the CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds portfolio managers as a team. The financial information in the form of the Funds’ total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Funds’ comparative benchmarks and to make resource allocation decisions for the Funds’ single segment, is consistent with that presented within the Funds’ financial statements.

Note 9. Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. New Accounting Pronouncement

In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund’s financial position or the results of its operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after March 31, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Cohen & Steers ETF Trust and Shareholders of

Cohen & Steers Real Estate Active ETF

Cohen & Steers Preferred and Income Opportunities Active ETF and

Cohen & Steers Natural Resources Active ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cohen & Steers Real Estate Active ETF, Cohen & Steers Preferred and Income Opportunities Active ETF and Cohen & Steers Natural Resources Active ETF (constituting Cohen & Steers ETF Trust, hereinafter collectively referred to as the “Funds”) as of March 31, 2025, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 4, 2025 (commencement of investment operations) through March 31, 2025 (collectively referred to as the “financial statements”). In our opinion the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2025, and the results of each of their operations, changes in each of their net assets and each of the financial highlights for the period February 4, 2025 (commencement of investment operations) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 22, 2025

We have served as the auditor of one or more investment companies in the Cohen & Steers family of funds since 1991.

TAX INFORMATION	(The following pages are unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal period ended March 31, 2025:

Qualified Dividend Income
Real Estate Active ETF	$23,968
Preferred and Income Opportunities Active ETF	136,423
Natural Resources Active ETF	82,388

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income eligible for 20% deduction for individuals for the fiscal period ended March 31, 2025:

Qualified Business Income
Real Estate Active ETF	$92,505
Preferred and Income Opportunities Active ETF	1,330
Natural Resources Active ETF	—

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal period ended March 31, 2025 qualified for the dividends received deduction for corporate shareholders:

Dividends-Received Deduction
Real Estate Active ETF	0.17%
Preferred and Income Opportunities Active ETF	31.96%
Natural Resources Active ETF	18.94%

OTHER INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-737-6370, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Funds’ proxy voting record for the current period from the Fund’s inception through June 30, 2025 will be available by August 31, 2025 (i) without charge, upon request, by calling 866-737-6370 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Funds’ complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. The Funds’ Form N-PORT is available (i) without charge, upon request, by calling 866-737-6370 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Funds to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Funds’ investment company taxable income and net realized gains. Distributions in excess of the Funds’ investment company taxable income and net realized gains are a return of capital distributed from the Funds’ assets. To the extent this occurs, the Funds’ shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Funds’ total assets and, therefore, could have the effect of increasing the Funds’ expense ratio. In addition, in order to make these distributions, the Funds may have to sell portfolio securities at a less than opportune time.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Cohen & Steers Real Estate Active ETF

The Board of Trustees of the Cohen & Steers Real Estate Active ETF (Fund), including a majority of the trustees who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Trustees), has the responsibility under the 1940 Act to approve the Fund’s Advisory Agreements for their initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. At meetings held in person on September 9, 2024 and March 11, 2025, the investment advisory agreement and the investment subadvisory agreements, respectively, were discussed and was unanimously approved for terms ending June 30, 2026 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

The Board of Trustees considered information provided by the Investment Advisor. In particular, the Board of Trustees considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Trustees reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and for the Investment Advisor, including, but not limited to, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Trustees also considered the Investment Advisor’s investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Trustees considered the services provided by the Investment Advisor to other registered funds advised by the Investment Advisor.

In addition, the Board of Trustees considered the education, background and experience of the Investment Advisor’s and Subadvisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees noted further the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Trustees concluded that the proposed services of the Investment to the Fund compared favorably to services provided by the Investment Advisor and Subadvisors for other funds in both nature and quality. The Board of Trustees concluded that the scope of services to be provided by the Investment Advisor and Subadvisors would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Trustees found that the Investment Advisor and Subadvisors had the necessary expertise to manage the Fund. The Board of Trustees determined that the Investment Advisor and Subadvisors would be appropriate investment advisors for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Trustees considered the anticipated cost of the Investment Advisor’s services. As part of its analysis, the Board of Trustees considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Trustees considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Trustees then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services. The Board of Trustees noted that that the Fund’s anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Trustees did not consider the profitability of the Investment Advisor or Subadvisors. The Board of Trustees also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund’s brokerage transactions.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees considered the extent to which economies of scale may be realized as assets of the Fund increase. The Board considered multiple factors, including the fees to be paid under the Advisory Agreement and fee waivers and expense reimbursements.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees considered both the services to be rendered and the fees to be paid under the Advisory Agreements to other contracts of the Investment Advisor and to contracts of other investment advisers. The Board of Trustees also considered fees charged by the Investment Advisor to institutional and other clients.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Cohen & Steers Preferred and Income Opportunities Active ETF

The Board of Trustees of the Cohen & Steers Preferred and Income Opportunities Active ETF (Fund), including a majority of the trustees who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Trustees), has the responsibility under the 1940 Act to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. At a meeting held in person on September 9, 2024, the Advisory Agreement was discussed and was unanimously approved for a term ending June 30, 2026 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

The Board of Trustees considered information provided by the Investment Advisor. In particular, the Board of Trustees considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Trustees reviewed the services that the Investment Advisor would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Trustees also considered the Investment Advisor’s investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Trustees considered the services provided by the Investment Advisor to other registered funds advised by the Investment Advisor.

In addition, the Board of Trustees considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees noted further the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Trustees concluded that the proposed services of the Investment to the Fund compared favorably to services provided by the Investment Advisor for other funds in both nature and quality. The Board of Trustees concluded that the scope of services to be provided by the Investment Advisor would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Trustees found that the Investment Advisor had the necessary expertise to manage the Fund. The Board of Trustees determined that the Investment Advisor would be an appropriate investment advisor for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Trustees considered the anticipated cost of the Investment Advisor’s services. As part of its analysis, the Board of Trustees considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Trustees considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Trustees then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services. The Board of Trustees noted that that the Fund’s anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Trustees did not consider the profitability of the Investment Advisor. The Board of Trustees also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund’s brokerage transactions.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees considered the extent to which economies of scale may be realized as assets of the Fund increase. The Board considered multiple factors, including the fees to be paid under the Advisory Agreement and fee waivers and expense reimbursements.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees considered both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Investment Advisor and to contracts of other investment advisers. The Board of Trustees also considered fees charged by the Investment Advisor to institutional and other clients.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Cohen & Steers Natural Resources Active ETF

The Board of Trustees of the Cohen & Steers Natural Resources Active ETF (Fund), including a majority of the trustees who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Trustees), has the responsibility under the 1940 Act to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. At a meeting held in person on September 9, 2024, the Advisory Agreement was discussed and was unanimously approved for a term ending June 30, 2026 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

The Board of Trustees considered information provided by the Investment Advisor. In particular, the Board of Trustees considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Trustees reviewed the services that the Investment Advisor would provide to the Fund, , including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with representatives of the Investment Advisor the type of investments that would be made on behalf of the Fund. The Board of Trustees also considered the Investment Advisor’s investment philosophy with respect to, and the investment outlook for, the Fund. Additionally, the Board of Trustees considered the services provided by the Investment Advisor to other registered funds advised by the Investment Advisor.

In addition, the Board of Trustees considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees noted further the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Trustees concluded that the proposed services of the Investment to the Fund compared favorably to services provided by the Investment Advisor for other funds in both nature and quality. The Board of Trustees concluded that the scope of services to be provided by the Investment Advisor would be adequate and appropriate for the Fund.

(ii) Investment performance of the Fund and the Investment Advisor: Because the Fund is newly formed, the Board of Trustees did not consider the investment performance of the Fund. Referencing the discussions above, the Board of Trustees found that the Investment Advisor had the necessary expertise to manage the Fund. The Board of Trustees determined that the Investment Advisor would be an appropriate investment advisor for the Fund.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Trustees considered the anticipated cost of the Investment Advisor’s services. As part of its analysis, the Board of Trustees considered fee and expense estimates compiled by the Investment Advisor and by an independent data provider. The Board of Trustees considered that the Investment Advisor would waive its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Trustees then considered the administrative services to be provided by the Investment Advisor, including compliance and accounting services. The Board of Trustees noted that that the Fund’s anticipated fees and expenses were reasonable.

Because the Fund had not commenced operations and the Investment Advisor had not yet received any fees, the Board of Trustees did not consider the profitability of the Investment Advisor. The Board of Trustees also took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor would be eligible to receive by allocating the Fund’s brokerage transactions.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees considered the extent to which economies of scale may be realized as assets of the Fund increase. The Board considered multiple factors, including the fees to be paid under the Advisory Agreement and fee waivers and expense reimbursements.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees considered both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Investment Advisor and to contracts of other investment advisers. The Board of Trustees also considered fees charged by the Investment Advisor to institutional and other clients.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Transaction history and account transactions

•  Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-737-6370

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or buy securities from us

•  Provide account information or give us your contact information

•  Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•  sharing for affiliates’ everyday business purposes—information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers ETF Trust

OFFICERS AND TRUSTEES

Joseph M. Harvey

Trustee and Chair

Adam M. Derechin

Trustee

Michael G. Clark

Trustee

George Grossman

Trustee

Dean A. Junkans

Trustee

Gerald J. Maginnis

Trustee

Jane F. Magpiong

Trustee

Daphne L. Richards

Trustee

Ramona Rogers-Windsor

Trustee

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

NYSE Arca tickers:
Cohen & Steers Real Estate Active ETF—CSRE Cohen & Steers Preferred and Income Opportunities Active ETF—CSPF
Cohen & Steers Natural Resources Active ETF—CSNR

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This report is authorized for delivery only to shareholders of Cohen & Steers ETF Trust unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Funds. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

Website: cohenandsteers.com

ETFAR

(b) Included in paragraph (a) above.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included in Item 7 above.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included in Item 7 above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ETF TRUST

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	May 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	May 30, 2025